EXHIBIT 10.11

This instrument prepared by:     Joel E. Boyd, Esq., of
Name:                            Dean, Mead, Spielvogel, Goldman & Boyd
Address:                         Attorneys-at-Law
                                 7380 Murrell Road, Suite 100
                                 Melbourne, FL 32940



XXX THIS IS A BALLOON MORTGAGE AND THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY IS $2,133,333.20, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.



                                 MODIFICATION OF
                      MORTGAGE DEED AND SECURITY AGREEMENT

     THIS MODIFICATION OF MORTGAGE DEED AND SECURITY AGREEMENT ("Mortgage") made, executed and given this 3rd day of November, 1997, by SMART CHOICE AUTOMOTIVE GROUP, INC., a Florida corporation, formerly having the name ECKLER INDUSTRIES, INC., (the "Mortgagor"), to and in favor of THE HUNTINGTON NATIONAL BANK, a national banking corporation, with its principal place of business at Melbourne, Brevard County, Florida ("Mortgagee" which reference includes successors and assigns);

                              W I T N E S S E T H:

    WHEREAS, BARNETT BANK, N.A., on September 30, 1996, made a loan to Mortgagor in the original principal amount of Two Million Four Hundred Thousand and No/100 ($2,400,000.00) Dollars ("Loan"); and

    WHEREAS, in connection with the Loan, Mortgagor executed that certain promissory note dated September 30, 1996, in the original principal amount of Two Million Four Hundred Thousand and No/100 ($2,400,000.00) Dollars evidencing the Loan ("Note"); and

    WHEREAS, the Note is secured by that certain Mortgage and Security Agreement dated September 30, 1996, and recorded on October 1, 1996, in Official Records Book 3609, Page 0715, of the Public Records of Brevard County, Florida, ("Mortgage"), encumbering that certain real property described therein, and further secured by that certain Assignment of Leases, Rents and Profits dated September 30, 1996 and recorded in Official Records Book 3609, Page 0737, Public Records of Brevard County, Florida; and

    WHEREAS, the Loan, Note and Mortgage were modified by a Mortgage Modification Agreement dated October 25, 1996, and recorded on October 31, 1996, in Official Records Book 3617, Page 1805, of the Public Records of Brevard County, Florida; and

    WHEREAS, the Loan, Note and Mortgage were further modified by a Second Modification to Mortgage and Security Agreement and Partial Release of Personal Property Agreement dated September 15, 1997, and recorded on September 25, 1997, in Official Records Book 3711, Page 4702, of the Public Records of Brevard County, Florida; and

    WHEREAS, the property currently encumbered by the Mortgage is the real property set forth on Exhibit "A" and Exhibit "B" to that certain Mortgage Modification Agreement dated October 25, 1996, and recorded on October 31, 1996, in Official Records Book 3617, Page 1805, of the Public Records of Brevard County, Florida; and

    WHEREAS, Mortgagor has requested that Mortgagee modify the Note and Mortgage and Mortgagee has agreed to such modification upon the following terms and conditions.

    NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     A. RECITALS. The above recitals are true and correct and are incorporated by reference herein.

     B. MODIFICATION. The existing terms and conditions of the Loan, Note and Mortgage are modified to incorporate the following provisions which shall prevail in the event of any inconsistency with the provisions of the Note and Mortgage.

     C. REPAYMENT. As of the date of this Mortgage, Mortgagor agrees and acknowledges that the outstanding principal balance of the Note is Two Million Two Hundred Thirty-Nine Thousand Nine Hundred Ninety-Nine and 92/100 ($2,239,999.92) Dollars which principal balance, plus interest at the rate of one and one-half (1.50%) percent per annum in excess of The Huntington National Bank's Prime Commercial Lending Rate ("Rate"), with the amount of interest payable to be adjusted from time to time as the Rate changes, Mortgagor agrees to repay the Mortgagee as follows:

    Monthly principal payments of $13,333.34 plus interest shall be due and payable on the 30th day of November, 1997, and the 30th day of each consecutive month thereafter until the 1st day of July, 1998 when the entire outstanding principal balance plus all accrued interest shall be due and payable.

    Interest shall be calculated on the basis of a three hundred sixty (360) day year and charged for the actual number of days elapsed in an interest period. In no event shall the amount of interest due or payments in the nature of interest payable hereunder exceed the maximum rate of interest allowed by applicable law, as amended from time to time, and in the event any such payment is paid by Borrower or received by the Lender, then such excess sum shall be credited as a payment of principal, unless Borrower shall notify the Lender, in writing, that Borrower elects to have such excess returned to it for its worth.

    Each payment when made shall be applied first to the payment of interest, second to the payment of sums due hereunder other than interest or principal (i.e., late payment and similar charges), and then to the payment of principal.

    Mortgagor shall have the right to prepay this loan, in full or part, without penalty through the application of normal operating cash flow of the Mortgagor. Should prepayment be funded from any other source, a prepayment fee of one-half (.50%) percent of the then outstanding balance shall be due and payable.

     D. RALPH H. ECKLER is hereby released as a Guarantor of the Note.

AND MORTGAGOR DOES HEREBY COVENANT TO AND AGREE WITH MORTGAGEE AS FOLLOWS:

    1. To pay all and singular the principal and interest and other sums of money payable by virtue of the Note and Mortgage, or either, promptly on the days respectively the same severally come due. To perform, comply with and abide by each and every of the stipulations, agreements, conditions and covenants set forth in the Note and this Mortgage.

    2. To pay all and singular the taxes, assessments, levies, liabilities, obligations and encumbrances of every nature on the Property each and every when due and payable, according to law, before they become delinquent; and, if the same shall not be promptly paid, the Mortgagee, at any time either before or after delinquency, may pay the same without waiving or affecting its option to foreclose or any right hereunder, and every payment so made shall bear interest from the date thereof at the highest legal rate permitted by the laws of the State of Florida, payable monthly, until repaid, and each such payment, together with said interest thereon, shall be secured by the lien of this Mortgage.

    3. To keep the buildings and all equipment and personal property now or hereafter on the Property covered by this Mortgage insured in a sum equal to at least the balance of the Note and equal to an amount sufficient to comply with any co-insurance requirements covering the same under the laws of the State of Florida and the insurance contract, covering loss from both fire and extended coverage, making the loss under said policies, each and every, payable to Mortgagee as its interest may appear and naming Mortgagee as additional insured; and the policy or policies shall be held by Mortgagee and, in the event any sum of money becomes payable under such policy or policies, the Mortgagee shall have the option to receive and apply the same on account of the indebtedness hereby secured or may permit Mortgagor to receive and use it or any part thereof for other purposes, without thereby waiving or impairing any equity, lien or right under and by virtue of this Mortgage. Mortgagee may place and pay for such insurance, or any part thereof, without waiving or affecting its option to foreclose or any right hereunder; and each and every payment so made shall bear interest from date thereof at the highest legal rate permitted by the laws of the State of Florida, payable monthly, until repaid, and each such payment, together with said interest thereon, shall be secured by the lien of this Mortgage.

    4. To permit, commit or suffer no waste, impairment or deterioration of the Property, or any part thereof, and, upon the failure of the Mortgagor to keep the buildings or other improvements on the Property in good condition and repair, Mortgagee may demand the immediate repair of said buildings or other improvements or an increase in the amount of security or the immediate repayment of the debt hereby secured, and the failure of the Mortgagor to comply with said demand of the Mortgagee, for a period of thirty (30) days, shall constitute a breach of this Mortgage and, at the option of Mortgagee, immediately mature the entire amount of principal and interest hereby secured, and Mortgagee immediately and without notice may institute proceedings to foreclose this Mortgage and may apply for and have appointed a receiver, as hereinafter provided.

    5. If any sums of money herein and in the Note be not promptly and fully paid within fifteen (15) days next after same become due and payable, or if each and every of the stipulations, agreements, conditions and covenants of the Note and this Mortgage, or either, are not duly performed, complied with and abided by, the aggregate sum remaining unpaid under the Note shall become due and payable forthwith or thereafter at the option of the Mortgagee as fully and completely as if said aggregate sum of money was originally stipulated to be paid on said date, anything in the Note or herein to the contrary notwithstanding.

    6. To deliver to Mortgagee, on or before March 15 of each year, tax receipts evidencing the payment of all lawfully imposed taxes for the preceding calendar year; to deliver to Mortgagee receipts evidencing the payment of all liens for public improvements within forty-five (45) days after the same shall become due and payable; and to pay or discharge within ten (10) days after due date any and all government levies that may be made on the Property, on this Mortgage or Note, or in any other way resulting from the indebtedness secured by this Mortgage; and, if this condition be not complied with and performed, Mortgagee may, without waiving or affecting its option to foreclose, pay such sum or sums which shall become part of the debt secured by this Mortgage and which shall bear interest, payable monthly until repaid, at the highest legal rate permitted by the laws of the State of Florida.

     7. That, in the event of a breach by Mortgagor of any covenant contained in this Mortgage or in the Note or, if applicable, in a Development Loan Agreement or Construction Loan Agreement between Mortgagor and Mortgagee and covering the Property, or any part thereof, the terms of such agreement being incorporated herein by reference, Mortgagee is entitled to receive all rents, issues, proceeds and profits accruing and to accrue from the Property pursuant to Florida Statutes 697.07 (1991) and, upon Mortgagor's receipt of a written demand made by Mortgagee, all future payments shall be paid directly to Mortgagee. If a receiver is appointed by a court having jurisdiction hereof, pursuant to Paragraph 8 or other provisions of this Mortgage, the order appointing such a receiver may direct that said rents, issues, proceeds, profits shall be paid to the receiver after the date of appointment. Nothing in this paragraph shall require the appointment of a receiver or excuse Mortgagor from failing to make payments directly to Mortgagee upon receipt of written demand therefor.

    8. That Mortgagee is entitled to the appointment of a receiver even if the market value of the Property exceeds the amount of the balance owed on the Note and additional charges due under this Mortgage and the Note.

    9. If proceedings under any bankruptcy or insolvency law are commenced by or against Mortgagor or if a general assignment for the benefit of creditors is made by Mortgagor, whether under state or federal law, or a trustee or receiver of all or a substantial part of Mortgagor's property, whether or not covered by the lien of the Mortgage, is appointed, then, at Mortgagee's option and if permitted by law, the whole of the unpaid principal sum and accrued interest remaining unpaid on the Note shall become immediately due and payable.

    10. That, if a petition shall be filed for any relief under the provisions of the federal Bankruptcy Act or any state insolvency statute by or against a guarantor or if a guarantor shall make a general assignment for the benefit of creditors or if a receiver shall be appointed for substantially all of the property of any guarantor, then, and in any of the foregoing events, the Note shall become immediately due and payable at the option of the Mortgagee.

    11. That, if all or any part of the Property or an interest therein is sold or transferred by Mortgagor, whether voluntary or involuntary, without Mortgagee's prior written consent, excluding (a) the creation of a lien or encumbrance subordinate to this Mortgage, or (b) the creation of a purchase money security interest for household appliances, Mortgagee may, at its option, declare all the sums secured by this Mortgage to be immediately due and payable. Mortgagee shall have waived such option to accelerate if, prior to the sale or transfer for which such waiver of option is requested, the Mortgagee and the person or entity to whom the Property is to be sold or transferred reach agreement in writing that the credit of such third party is satisfactory to Mortgagee and that the interest payable on the Note shall be at such rate as Mortgagee shall request. If Mortgagee exercises such option to accelerate, Mortgagee shall mail Mortgagor notice of acceleration and such notice shall provide a period of not less than thirty (30) days from the date the notice is mailed within which Mortgagor must pay the sums declared due. If Mortgagor fails to pay such sums prior to the expiration of such period, Mortgagee may, without further notice or demand on Mortgagor, invoke any remedies permitted by this Mortgage and the Note.

    12. If the Property or any part thereof shall be condemned and taken for public use under the power of eminent domain, Mortgagee shall have the right to require that all damages awarded for the taking of or damages to said Property shall be paid to Mortgagee up to the aggregate amount then unpaid on the Note and credited to the payment or payments last payable thereon.

    13. That time is of the essence of this Mortgage and of the Note and no waiver of any obligation hereunder or in the Note shall at any time thereafter be held to be a waiver of the terms hereof or of the Note or other instruments secured hereby.

    14. To comply with all the terms, provisions and conditions of any superior mortgage or lien encumbering the Property, including, but not limited to, those applicable to the payment of principal and interest due under said superior mortgage or lien. If Mortgagor fails to comply with each and every one of the terms, provisions and conditions of said encumbrance, the failure to comply or default on Mortgagor's part shall constitute a default under this Mortgage and the Note and shall entitle Mortgagee, at its option, to exercise any and all of its rights and remedies hereunder. If foreclosure proceedings of any superior or inferior mortgage or any senior or junior lien of any kind should be instituted, Mortgagee may, at Mortgagee's option, immediately or thereafter, declare this Mortgage and the entire indebtedness secured hereby due and payable.

    15. To the extent of the indebtedness of the Mortgagor to Mortgagee described herein or secured hereby, Mortgagee is hereby subrogated to the lien or liens and to the rights of the owners and holders of each and every mortgage, lien or other encumbrance on the Property which is or has been paid or satisfied, in whole or in part, out of the proceeds of the Note and the respective liens of said mortgages, liens or other encumbrances, shall be, and the same are hereby, preserved and shall pass to and be held by the Mortgagee herein as security for the indebtedness to Mortgagee herein described or hereby secured to the same extent that it would have been passed to and held by Mortgagee, had it been duly and regularly assigned, transferred, set over and delivered unto Mortgagee by separate assignment, notwithstanding the fact that the same may be satisfied and cancelled of record.

    16. To pay all and singular the costs, charges and expenses, including reasonable attorney's fees and cost of abstracts of title, incurred or paid at any time by Mortgagee because or in the event of the failure on the part of the Mortgagor to duly, promptly and fully perform, discharge, execute, effect, complete, comply with and abide by each and every the stipulations, agreements, conditions and covenants of the Note and this Mortgage, any or either, and said costs, charges and expenses, each and every, shall be immediately due and payable whether or not there be notice, demand, attempt to collect or suit pending; then the full amount of each and every such payment shall bear interest from the date thereof until paid at the highest legal rate permitted by the laws of the State of Florida; and all said costs, charges and expenses so incurred or paid, together with such interest, shall be secured by the lien of this Mortgage. Reference herein to "reasonable attorney's fees" shall include attorney fees incurred by the Mortgagee for appellate and bankruptcy proceedings incident to any action brought hereunder or upon the Note.

     17. That, if any word, clause, term, phrase or paragraph used in the Note or this Mortgage should be held to be unenforceable by any court of competent jurisdiction, the same shall not affect, alter or otherwise impair the meaning of any other word, clause, term, phrase or paragraph in the Note and Mortgage, and the same shall stand in full force and effect and shall be obligatory upon the parties hereto and the assignees, heirs and legal representatives of the parties hereto.

    18. That, except for any notice required under applicable law to be given in another manner, any notice to Mortgagee provided for or given pursuant to this Mortgage or the Note shall be given by mailing such notice, postage prepaid, by United States registered or certified mail, return receipt requested, to Mortgagee's address as stated herein or in the Note secured hereby or to such other address as Mortgagee may designate, in writing, by notice to Mortgagor from time to time.

    19. That all remedies provided in this Mortgage or in the Note, or other instrument secured hereby or incorporated by reference herein, are distinct and cumulative to any other right or remedy under this Mortgage or such other instrument or afforded by law or equity and may be exercised concurrently, independently or successively. The Note shall become due at the option of Mortgagee if any representation or warranty made or given by Mortgagor or otherwise made in writing in connection with the transaction evidenced by this Mortgage shall prove to have been false or incorrect in any material respect as of date hereof and such defect (if curable) shall not have been cured within seven (7) days from the date of the mailing of notice thereof to the Mortgagor.

    20. To pay to the Mortgagee, after written request therefor, on the day that monthly installments of principal and interest are payable under the Note a sum equal to one-twelfth of the yearly taxes and assessments which may attain priority over this Mortgage, plus one-twelfth of the yearly premium installments for hazard and flood insurance, all as reasonably estimated initially and from time to time by Mortgagee on the basis of assessments and bills and estimates thereof. Said sum shall be held in escrow by the Mortgagee or its designee and is pledged as additional security for the sums secured by this Mortgage. If the escrowed funds shall not be sufficient to pay taxes, assessments and insurance premiums as they fall due, Mortgagor shall pay to Mortgagee any amount necessary to make up such deficiency within twenty (20) days after notice from Mortgagee requesting payment thereof. Such escrowed sum shall be held by Mortgagee without allowance of interest.

    21. That, notwithstanding anything to the contrary contained in this Mortgage or in the Note or in any other instruments securing the Note, Mortgagee may, at Mortgagee's option, declare the entire indebtedness secured hereby, together with all interest thereon and all advances made by the Mortgagee hereunder, immediately due and payable in the event of a breach by Mortgagor of any covenant contained in this Mortgage or in the Note or, if applicable, in the Development Loan Agreement or a Construction Loan Agreement referred to in Paragraph 7. In the event of any conflict between the terms of this Mortgage and the terms of said loan agreement, the terms of the loan agreement shall prevail.

    22. To collaterally assign, coincident herewith or hereafter, to Mortgagee, any lease or leases of all or of any portions of the Property. If such assignment is made and accepted by Mortgagee, Mortgagor shall perform promptly each and every covenant and agreement of any such lease that is to be kept or performed by the Mortgagor in Mortgagor's capacity as lessor and any violation on Mortgagor's part of any covenant or agreement in any such lease or in the assignment of said lease that is to be kept or performed by Mortgagor, or any violation on Mortgagor's part of any agreement by Mortgagor set out in such Assignment of Lease, shall constitute a breach of this Mortgage and thereupon Mortgagee may, at its option, without notice, declare the Note immediately due and payable. Mortgagor will advise Mortgagee promptly of the execution hereafter of any lease of all or any part of the Property and shall, upon Mortgagee's request, submit to Mortgagee for examination and approval any such lease. If Mortgagee so requests, Mortgagor shall specifically collaterally assign such lease to Mortgagee (in form acceptable to Mortgagee); and it is agreed that the provisions of this Mortgage with regard to Mortgagor's obligations and Mortgagee's rights with respect to leases and collateral assignment of the same shall apply to all such additional leases and assignments thereof. Mortgagee may, at its option, perform any covenant or provision of any such lease for and on behalf of the Mortgagor and at Mortgagor's expense and any amount advanced for this purpose shall bear interest at the same rate as for other advances and shall be secured by this Mortgage and shall be payable upon demand. The security interest created by the following paragraph of this Mortgage is specifically intended to cover and include all leases of the Property, together with all amendments and supplements thereto, between Mortgagor as lessor and any tenants named therein as lessees, including all extended terms and all extensions and renewals of the terms thereof, as well as any amendments to or replacements of said leases, together with all the right, title and interest of Mortgagor as lessor thereunder; including, without limiting the generality of the foregoing, the present and continuing right to make claim for, collect, receive and receipt for any and all of the rents, income, revenue, issues, profits and monies payable as damages or in lieu of the rent, and monies payable as the purchase price of the Property, or any part thereof, or of awards or claims for money and other sums of money payable or receivable thereunder, howsoever payable; and to bring actions and proceedings thereunder or for the enforcement thereof; and to do any and all things which Mortgagor or any lessor is or may be entitled to do under the lease; provided that the assignment made by this paragraph and the collateral assignment of lease, if any, entered into simultaneously herewith or subsequent hereto shall not impair or diminish any obligations of Mortgagor under the lease nor shall any obligations be imposed upon the Mortgagee, except at Mortgagee's option, to perform any duties or obligations imposed by the terms of the lease upon the Mortgagor as lessor in said lease. Nothing herein contained, including the acceptance of a Collateral Assignment of Lease by Mortgagee, shall subordinate the lien of this Mortgage to such lease unless such subordination is specifically provided for herein or by separate written instrument executed by Mortgagee.

     23. That, in addition to all other right, title and interest of Mortgagor granted, mortgaged, conveyed, pledged and assigned herein, or in instruments collateral hereto, Mortgagee shall have, and there is hereby created in favor of Mortgagee, a security interest in all equipment and fixtures now or hereafter attached to the Property, as well as any other property of Mortgagor as may be necessary for operation of the Property, including, but not limited to, electrical, plumbing, heating and cooling systems, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described, which is now owned or is hereafter acquired by Mortgagor and is affixed, attached, or annexed to the Property, shall be and remain or become and constitute a portion of the Property and be subject to the lien of the security interest created by this Mortgage, together with all rents, income, revenues, issues and profits thereof and present and continuing right in the Mortgagee to make claim for, collect, receive and receipt for the same. Mortgagor will not remove, attempt to remove or permit to be removed any part of the Property, which includes items described in the security instrument referenced in Paragraph 22, without first and prior to removal thereof, having received permission in writing for such removal from Mortgagee. Mortgagor will immediately execute such Financing Statements and renewals thereof as may be periodically requested by Mortgagee. If Mortgagor fails or refuses to comply with such request, Mortgagee is irrevocably authorized to execute such documents as Mortgagee's attorney-in-fact.

    24. To not use, nor knowingly permit the use of, the Property or any part thereof for any unlawful purpose or for the commission of a nuisance.

    25. That neither the provisions of this Mortgage, nor of the Note, shall have the effect of or be construed as requiring or permitting the Mortgagor to pay interest in excess of the highest rate per annum allowed by the laws of the State of Florida on any item or items of indebtedness referred to in the Note or this Mortgage and, if any such excess interest be charged or paid, written notification thereof shall be given by Mortgagor to Mortgagee and such excess interest, together with interest thereon at the legal rate, shall, at Mortgagor's option, either be credited to the unpaid principal indebtedness secured hereby or reimbursed to the Mortgagor.

    26. That any part of the security herein described and covered by the lien of this Mortgage may be released with or without consideration and without regard to the amount of consideration furnished without in anywise altering, varying or diminishing the force, effect or lien of this Mortgage or any renewal or extension of it, and the same shall continue as a lien on all Property not expressly released until all sums, with interest and charges hereby secured, be fully paid.

    27. That the terms "hazardous waste", "hazardous substance", "disposal", "release", and "threatened release", as used in this Mortgage, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et. seq., ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub.
L. No. 99-499 ("SARA"),  the Hazardous Materials  Transportation Act. 49, U.S.C.
Section 1801, et. seq., the Resource  Conservation  and Recovery Act. 49 U.S. C.
Section 6901, et. seq., or other applicable state or federal laws, rules, or regulations adopted pursuant to any of the foregoing. Mortgagor represents and warrants to Mortgagee that: (a) To the best knowledge of Mortgagor, during the period of Mortgagor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, or about the Property; (b) Mortgagor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Mortgagee in writing, (i) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any prior owners or occupants of the Property or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (c) Except as previously disclosed to and acknowledged by Mortgagee in writing, (i) Mortgagor shall not use, generate, manufacture, store, treat, dispose of or release any hazardous waste or substance on, under or about the Property (and Mortgagor shall use its best efforts to prohibit any tenant or other user of the Property from any such use) and (ii) any activity on the Property shall be conducted in compliance with all applicable federal, state and local laws, regulations and ordinances, including, without limitation, those laws, regulations and ordinances described above. Mortgagor authorizes Mortgagee and Mortgagee's agents to enter upon the Property to make such inspections and tests as Mortgagee may deem appropriate to determine compliance by Mortgagor and the Property with the provisions hereof. Any inspections or tests made by Mortgagee shall be for Mortgagee's purposes and benefit only and shall not be construed to create any responsibility or liability on the part of Mortgagee to Mortgagor or to any other person or entity, governmental or otherwise. The representations and warranties contained herein are based on Mortgagor's due diligence in investigating the Property for hazardous waste. Mortgagor (a) releases and waives any present or future claims against Mortgagee for indemnity or contribution if Mortgagor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Mortgagee against any and all claims, losses, liabilities, damages, penalties and expenses which Mortgagee may directly sustain or suffer resulting from a breach of this provision or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior or subsequent to Mortgagor's ownership or interest in the Property, whether or not the same was or should have been known to Mortgagor. The provisions of this paragraph, including the obligation to indemnify, shall survive the payment of the Note and the satisfaction and reconveyance of the lien of this Mortgage and shall not be affected by Mortgagee's acquisition of any interest in the Property, whether by foreclosure or otherwise.

    28. To maintain the Property, at Mortgagor's sole expense, and make such repairs and renovations as may, during the term of this Mortgage, be required for compliance with The Americans with Disabilities Act, 42 U.S.C. 12101, et. seq., and amendments thereto ("ADA"). Any notice or warning of violation or noncompliance of or with the provisions of ADA received by Mortgagor shall be sent in accordance with Paragraph 18 to Mortgagee within ten (10) days after receipt thereof and Mortgagor shall have a period of thirty (30) days thereafter (unless a shorter term is imposed by the notice or warning) within which to furnish to Mortgagee a written plan and time schedule for correcting the deficiency in accordance with the requirements of ADA.

    29. This Mortgage shall, at the option of the Mortgagee, secure, in addition to the debt evidenced by the Note, any other liability or liabilities owed by the Mortgagor to the Mortgagee, whether direct or indirect, secured or unsecured, contingent or fixed, now due, or to become due, or which may hereafter be contracted by virtue of any advances, disbursements, payments, charges or costs made or incurred by the Mortgagee under the terms of this Mortgage or any other instrument including, but not by way of limitation, promissory notes, guaranties, financing statements, security agreements, endorsements and overdrafts, though the aggregate outstanding amount at any time may exceed the amount originally secured hereby. Mortgagee shall be entitled to receive and retain the full amount of the debt evidenced by the Note and the other liabilities herein described in any action for foreclosure, redemption by the Mortgagor, accounting for the proceeds of a foreclosure sale, accounting for insurance proceeds or condemnation award.

    30. To waive and renounce to the extent permitted by law any and all homestead and exemption rights Mortgagor may now or hereafter have as against the payment of the obligation evidenced or secured hereby, or any portion thereof, or any other obligation or damage that may accrue to Mortgagee's benefit under the terms of the Note and this Mortgage.

    31. To pay to Mortgagee a transfer fee each time the legal or beneficial title to the Property is conveyed or assigned. The amount of such fee will be a specified amount or a percent of the principal balance remaining unpaid on the Note at the time of the conveyance or assignment, except that such transfer fee shall not exceed 1% of the then principal balance or $300, whichever is greater. The collection of a transfer fee shall not be construed as authorizing the assumption of this Mortgage other than as provided hereinabove.

    32. That Mortgagee shall not be responsible or liable to anyone other than the Mortgagor for Mortgagee's disbursement of or failure to disburse the funds or any part thereof evidenced by the Note, and no third party, including any creditor or subrogee of the Mortgagor, shall have any claim or right against the Mortgagee under this Mortgage or the Note for Mortgagee's administration of disbursement, nor shall the Mortgagee be liable for the manner in which any disbursements under this Mortgage or the Note may be applied or misapplied by the Mortgagor.

    33. In this Mortgage and the Note, the singular shall include the plural and the masculine shall include the feminine and neuter. Whenever the term
"Mortgagor"  is  used  herein,   it  shall  include   corporate  and  individual
mortgagors, their heirs, personal representatives, trustees in dissolution, assigns and successors in interest in title to the Property.

    34. This Mortgage, the Note and other instruments incidental hereto or referenced herein shall be construed according to the laws of the State of Florida, and the venue for any litigation brought on account of or incidental to this Mortgage shall be Brevard County, Florida, except that any foreclosure of this Mortgage will be filed in the county wherein the Property is located.

    35. MORTGAGEE AND MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE ENTERING INTO THIS TRANSACTION WITH MORTGAGOR.


  XXX THIS IS A BALLOON MORTGAGE AND THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY IS $2,133,333.20, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

Signed, sealed and delivered in the presence of:

                                SMART CHOICE AUTOMOTIVE GROUP, INC.,
                                a Florida corporation
Print Name

                                By: /s/ Ronald W. Anderson
                                --------------------------
Print Name                      Ronald W. Anderson, Executive Vice President
                                and Chief Operating Officer

                                Address:  5200 S. Washington Avenue
                                          Titusville, FL 32780